CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-210186 on Form N-1A of our reports dated October 22, 2025, relating to the financial statements and financial highlights of FT Vest Buffered Allocation Defensive ETF, FT Vest Buffered Allocation Growth ETF, FT Vest Laddered Buffer ETF, FT Vest Laddered Deep Buffer ETF, FT Vest Laddered Nasdaq Buffer ETF, FT Vest Nasdaq-100® Conservative Buffer ETF - January, FT Vest Nasdaq-100® Moderate Buffer ETF - February, FT Vest International Equity Moderate Buffer ETF - March, FT Vest Nasdaq-100® Buffer ETF - March, FT Vest Nasdaq-100® Conservative Buffer ETF - April, FT Vest Nasdaq-100® Moderate Buffer ETF - May, FT Vest International Equity Moderate Buffer ETF - June, FT Vest Nasdaq-100® Buffer ETF - June, FT Vest Nasdaq-100® Conservative Buffer ETF - July, FT Vest Nasdaq-100® Moderate Buffer ETF - August, FT Vest International Equity Moderate Buffer ETF - September, FT Vest Nasdaq-100® Buffer ETF - September, FT Vest Nasdaq-100® Conservative Buffer ETF - October, FT Vest Nasdaq-100® Moderate Buffer ETF - November, FT Vest International Equity Moderate Buffer ETF - December, FT Vest Nasdaq-100® Buffer ETF - December, FT Vest Laddered International Moderate Buffer ETF, and FT Vest Laddered Enhance & Moderate Buffer ETF, and our reports dated October 23, 2025, relating to the financial statements and financial highlights of FT Vest Laddered Moderate Buffer ETF, and FT Vest Laddered Small Cap Moderate Buffer ETF, each a series of First Trust Exchange-Traded Fund VIII, appearing in Form N-CSR of First Trust Exchange-Traded Fund VIII as of and for the period ended August 31, 2025, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm”, and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 29, 2025